                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated November 3, 1997, except as to Note 18 which is as of November 18, 1997, relating to the consolidated financial statements of OmniQuip International, Inc., which appears in such Prospectus. We also consent to the application of such report to the Financial Statement Schedules for the period August 17, 1995 to September 30, 1995 and for the fiscal years ended September 30, 1997 and 1996, respectively, listed under Item 16(b) of this Registration Statement when such schedules are read in conjunction with the financial statements referred to in our report. The audits referred to in such report also included these schedules. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Prospectus. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Consolidated Financial Data".

PRICE WATERHOUSE LLP
St. Louis, Missouri
March 9, 1998

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated July 15, 1996, relating to the financial statements of TRAK International, Inc., which appears in such Prospectus. We also consent to the application of such report to the Financial Statement Schedule for the period October 1, 1994 to August 16, 1995 listed under Item 16(b) of this Registration Statement when such schedule is read in conjunction with the financial statements referred to in our report. The audits referred to in such report also included this schedule. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Prospectus. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Select Consolidated Financial Data".

PRICE WATERHOUSE LLP
St. Louis, Missouri
March 9, 1998

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated November 1, 1996, relating to the financial statements of Lull Industries, Inc., which appears in such Prospectus. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Prospectus. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Consolidated Financial Data".

PRICE WATERHOUSE LLP
St. Louis, Missouri
March 9, 1998